1 CARRY AND COMPLETION GUARANTY This CARRY AND COMPLETION GUARANTY (as amended, restated, amended and restated, supplemented, and/or otherwise modified from time to time, this “Guaranty”), dated as of October 13, 2021 is made by ALLEGIANT TRAVEL COMPANY, a Nevada corporation (the “Company”), SFI EQUITY HOLDCO, INC., a Florida corporation (the “Borrower Parent”) and each of the Subsidiary Guarantors listed on Exhibit A attached hereto and made a part hereof (collectively, the “Subsidiary Guarantors”; together with the Company and the Borrower Parent, each individually, a “Guarantor”, and collectively, the “Guarantors”) in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) for the benefit of ALT-7 STRUCTURED TRUST and certain other banks, financial institutions and other entities from time to time party thereto in the capacity of lenders (collectively, the “Lenders”) and the other Secured Parties (as defined in the Credit Agreement). RECITALS A. Sunseeker Florida, Inc., a Florida corporation (the “Borrower”) and the Company has entered into that certain Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders, Castlelake Lending Opportunities, L.L.C., a Delaware limited liability company, as facility manager (the “Facility Manager”) and the Administrative Agent. B. Each Guarantor directly or indirectly owns and controls the Borrower or is otherwise affiliated with the Borrower, and each Guarantor will receive direct or indirect benefits from the extensions of credit and other transactions under the Credit Agreement. C. It is a requirement under the Credit Agreement that the Guaranteed Obligations (as defined herein) be guaranteed by the Guarantors, and the Guarantors are willing to irrevocably and unconditionally guarantee the Guaranteed Obligations. AGREEMENT NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Secured Parties to make extensions of credit under the Credit Agreement and to enter into the Loan Documents, the Guarantors hereby jointly and severally agree as follows: SECTION 1. DEFINITIONS 1.1 Certain Defined Terms. As used in this Guaranty, the following terms shall have the following meanings unless the context otherwise requires: “Administrative Agent” is defined in the preamble. “Bankruptcy Code” has the meaning given in Section 2.1.

2 #4814-2483-7885v4 “Borrower” is defined in the recitals. “Carry Costs” means all costs and expenses incurred in connection with, or reasonably necessary for, the operation, maintenance, management and use of the Mortgaged Property, including any and all accrued and unpaid interest on the Loan (which may be at the default rate of interest in accordance with the terms of the Credit Agreement) (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), insurance premiums and costs, assessments and other taxes, charges for utilities, repair, replacement and all other maintenance costs and expenses, equipment lease payments, management fees, inventories and fixed asset supplies consumed in the operation of the Mortgaged Property. “Carry Obligations” means the due and punctual payment of unpaid Carry Costs (including any of the foregoing incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) until the date (the “Carry Cut-Off Date”) that is the earliest to occur of: (a) the date when all Obligations have been indefeasibly paid in full, (b) the Final Completion Date and (c) the date of a sale of the Mortgaged Property pursuant to a foreclosure of the Mortgage or earlier transfer of the Mortgaged Property pursuant to a deed-in-lieu of foreclosure thereof that has been accepted by Administrative Agent or its nominee. For the avoidance of doubt, Carry Obligations shall include any Carry Costs that accrue as of the Carry Cut-Off Date but are not yet due and payable. Notwithstanding anything to the contrary contained in this Guaranty, this Guaranty shall terminate solely with respect to the Carry Obligations upon the full and indefeasible payment of the Completion Obligations accruing through the Carry Cut-Off Date. “Completion” means (i) the completion of the Project in accordance with the requirements of Governmental Authorities, applicable law, and the Final Plans and Specifications, free and clear of all Liens and (ii) delivery to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, of evidence that Final Completion and the Final Completion Date have occurred. For purposes of this definition of “Completion,” the word “Complete” shall have the correlative meaning. “Completion Costs” means, in the Administrative Agent’s sole and absolute discretion, either (i) (whether or not the Administrative Agent or its nominee Completes or intends to Complete the Project) the amount of the costs, expenses and other liabilities of Completion in accordance with the terms of this Guaranty determined by the Administrative Agent (in consultation with its Construction Consultant), and Guarantor agrees that such amount as estimated by the Administrative Agent or its nominee, in its good faith discretion, shall be conclusive for purposes of determining Guarantor’s liability hereunder, or (ii) the aggregate amount of costs, expenses and other liabilities actually incurred by the Administrative Agent or its nominee from time to time in connection with the construction work performed to achieve Completion of the Project (including any cost overruns in excess of the Project Budget, and the cost of discharging any Lien by any Person providing labor or materials relating to the Project). Without limiting the foregoing, Completion Costs shall also include the costs of any construction consultant, architect, or

3 #4814-2483-7885v4 other advisor that the Administrative Agent (or its nominee) retains in connection with any of the Project, any Guaranteed Obligations, or this Guaranty. “Completion Obligations” means the (i) Completion in accordance with the Project Documents, (ii) payment in full to the Administrative Agent of any outstanding amount of Borrower’s Share (as defined in the Disbursement Agreement) of a Budget Amendment Shortfall (as defined in the Disbursement Agreement) and (iii) payment when due of Completion Costs (not in duplication of any amounts paid under clause (ii) of this definition). Notwithstanding anything to the contrary contained in this Guaranty, this Guaranty shall terminate solely with respect to the Completion Obligations upon the full and indefeasible performance and satisfaction of the Completion Obligations. “Credit Agreement” is defined in the recitals. “Enforcement Costs” has the meaning given in Section 2.8. “Final Completion” has the meaning given in the Disbursement Agreement. “Final Completion Date” has the meaning given in the Disbursement Agreement. “Final Plans and Specifications” has the meaning given in the Disbursement Agreement. “Fraudulent Transfer Laws” has the meaning given in Section 2.2. “Guaranteed Obligations” means: (i) the Completion Obligations, (ii) the Carry Obligations, (iii) Enforcement Costs set forth in Section 2.8, (iv) interest on any monetary Completion Obligations and Carry Obligations actually incurred by the Administrative Agent or any Lender from the date incurred until the date repaid, at the default rate of interest set forth in the Credit Agreement (including any of the foregoing in clauses (i), (ii) and (iii) incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding). “Guarantor” is defined in the preamble. “Guaranty” is defined in the preamble. “Lenders” is defined in the recitals. “Loan Party” means Borrower, Borrower Parent, Guarantor and any Obligee Guarantor that is party to the Loan Documents. “Obligations” has the meaning given in the Credit Agreement. “Obligee Guarantor” has the meaning given in Section 2.7. “Project Budget” has the meaning given in the Disbursement Agreement. “Project Schedule” has the meaning given in the Disbursement Agreement.

4 #4814-2483-7885v4 “Termination Date” means the date on which all Guaranteed Obligations have been paid or performed in full. 1.2 Interpretation. (a) References to “Sections” shall be to Sections of this Guaranty unless otherwise specifically provided. (b) In the event of any conflict or inconsistency between the terms, conditions and provisions of this Guaranty and the terms, conditions and provisions of the Credit Agreement, the terms, conditions and provisions of this Guaranty shall prevail. (c) Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement. (d) The rules of construction set forth in Sections 1.02 through 1.04 of the Credit Agreement, shall be applicable to this Guaranty mutatis mutandis. SECTION 2. THE GUARANTY 2.1 Guaranty of the Guaranteed Obligations. Subject to the provisions of Section 2.2, the Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to the Administrative Agent, for the ratable benefit of the Secured Parties, the prompt and complete payment and performance in full of all Guaranteed Obligations then outstanding or at any time thereafter incurred, as and when the same shall be due and payable (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code entitled “Bankruptcy” as now and hereafter in effect, or any successor statute (the “Bankruptcy Code”)). 2.2 Limitation on Amount Guaranteed. Anything contained in this Guaranty to the contrary notwithstanding, if any Fraudulent Transfer Law is determined by a court of competent jurisdiction to be applicable to the obligations of any Guarantor under this Guaranty, such obligations of such Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (a) in respect of intercompany indebtedness to a Loan Party or other affiliates of a Loan Party to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (b) under any guaranty of other Indebtedness which guaranty contains a limitation as to maximum amount similar to that set forth in this Section 2.2, pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement. Each Guarantor acknowledges and

5 #4814-2483-7885v4 agrees that, to the extent not prohibited by applicable law, (i) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right under Fraudulent Transfer Laws to reduce, or request any judicial relief that has the effect of reducing, the amount of its liability under this Guaranty, (ii) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right to enforce the limitation set forth in this Section 2.2 or to reduce, or request judicial relief reducing, the amount of its liability under this Guaranty, and (iii) the limitation set forth in this Section 2.2 may be enforced only to the extent required under Fraudulent Transfer Laws in order for the obligations of such Guarantor under this Guaranty to be enforceable under Fraudulent Transfer Laws and only by or for the benefit of a creditor, representative of creditors or bankruptcy trustee of such Guarantor or other Person entitled, under such laws, to enforce the provisions thereof. 2.3 Payment by Guarantors; Application of Payments. Subject to the provisions of Section 2.2, the Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Secured Party may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of any Loan Party to pay or perform, as applicable, any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, in each case as and if applicable, (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), the Guarantors will upon demand pay, or cause to be paid, in cash, to the Administrative Agent for the ratable benefit of the Secured Parties, an amount equal to all Guaranteed Obligations then due as aforesaid, including interest which, but for the filing of a petition in bankruptcy with respect to such Loan Party, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against such Loan Party for such interest in the related bankruptcy proceeding) and all other Guaranteed Obligations then owed to the Secured Parties as aforesaid. All such payments shall be applied promptly from time to time by the Administrative Agent as set forth in the Credit Agreement. 2.4 Liability of Guarantors Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows: (a) This Guaranty is a guaranty of payment and performance when due and not of collectability. (b) The obligations of each Guarantor hereunder are independent of the obligations of the other Loan Parties hereunder, the Loan Parties under the other Loan Documents and the obligations of any other guarantor (including any other Guarantor) of the obligations of the Loan Parties under the other Loan Documents, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against the applicable Loan Party or any of such other guarantors and whether or not the applicable Loan Party is joined in any such action or actions.

6 #4814-2483-7885v4 (c) Payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor’s liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if the Administrative Agent is awarded a judgment in any suit brought to enforce any Guarantor’s covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor’s liability hereunder in respect of the Guaranteed Obligations. (d) Any Secured Party, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s liability hereunder, from time to time may (with any such notice, consent or agreement as may be required under any applicable Loan Document): (i) renew, extend, accelerate, increase the rate of principal or interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment of this Guaranty or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Secured Party in respect of this Guaranty or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Secured Party may have against any such security, in each case as such Secured Party in its discretion may determine consistent with the Loan Documents and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against any Loan Party or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Loan Documents. (e) This Guaranty and the obligations of the Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce, or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to or departure from, any of the terms or provisions (including

7 #4814-2483-7885v4 provisions relating to events of default) of any of the Loan Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms of such Loan Document or any agreement or instrument executed pursuant thereto or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Secured Party might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Secured Party’s consent to the change, reorganization or termination of the corporate structure or existence of any Loan Party and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which any Loan Party may allege or assert against any Secured Party in respect of the Guaranteed Obligations (other than, subject to Section 2.13(c), the full payment in cash thereof), including failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations. 2.5 Waivers by Guarantors. Each Guarantor hereby waives, for the benefit of the Secured Parties, to the extent permitted by applicable law: (a) any right to require any Secured Party, as a condition of payment or performance by such Guarantor, to (i) proceed against any Loan Party, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from any Loan Party, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Secured Party in favor of any Loan Party, any such other guarantor or any other Person, or (iv) pursue any other remedy in the power of any Secured Party whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any Loan Party including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any Loan Party from any cause other than payment in full of the Guaranteed Obligations; (a) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (b) any defense based upon any Secured Party’s errors or omissions in the administration of the Guaranteed Obligations, except (i) errors in calculating or determining the amount due and owing to such Secured Party, and (ii) behavior which amounts to bad faith or willful misconduct;

8 #4814-2483-7885v4 (c) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto; (d) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Loan Documents or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to any Loan Party and notices of any of the matters referred to in Section 2.4 and any right to consent to any thereof; (e) any defenses (other than the defense of payment) or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty; (f) any defense based upon any Secured Party’s failure to mitigate damages; and (g) all rights to insist upon, plead or in any manner claim or take the benefit or advantage of any appraisal, valuation, stay, extension, marshaling of assets, redemption or similar law, or exemption, whether now or hereafter in force, which may delay, prevent or otherwise affect the performance by any Guarantor of its obligations under, or the enforcement by any Secured Party of, this Guaranty. 2.6 Guarantors’ Rights of Subrogation, Contribution, Etc. Each Guarantor hereby waives the right to exercise at any time prior to the Termination Date any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against any Loan Party or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against any Loan Party; (b) any right to enforce, or to participate in, any claim, right or remedy that any Secured Party now has or may hereafter have against any Loan Party; and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Secured Party. In addition, until the Termination Date, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations. The foregoing agreements of the Guarantors set forth in this Section 2.6 shall remain operative and in full force and effect until the Termination Date regardless of the termination of this Guaranty. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against any Loan Party or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and

9 #4814-2483-7885v4 subordinate to any rights any Secured Party may have against any Loan Party, to all right, title and interest any Secured Party may have in any such collateral or security, and to any right any Secured Party may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time prior to the Termination Date, such amount shall be held in trust for the Administrative Agent on behalf of the Secured Parties and shall forthwith be paid over to the Administrative Agent for the benefit of the Secured Parties to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof. 2.7 Subordination of Other Obligations. Any Indebtedness of any Guarantor now or hereafter held by any other Guarantor (the “Obligee Guarantor”) is hereby subordinated in right of payment to the prior payment in full of the Guaranteed Obligations during the term of this Guaranty, and any such Indebtedness collected or received by the Obligee Guarantor shall be held in trust for the Administrative Agent on behalf of the Secured Parties and shall forthwith be paid over to the Administrative Agent for the benefit of the Secured Parties to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision of this Guaranty. 2.8 Expenses. The Guarantors jointly and severally agree to pay, or cause to be paid, on demand, and to save the Secured Parties harmless against liability for, any and all documented costs and expenses (including fees, disbursements and other charges of counsel) incurred or expended by the any Secured Party in connection with the enforcement of or preservation of any rights under this Guaranty (“Enforcement Costs”), all in accordance with the terms of Section 10.04 of the Credit Agreement, the provisions of which are incorporated herein, mutatis mutandis. 2.9 Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until the Termination Date, subject to Section 2.13 of this Agreement. 2.10 Authority of Guarantors. It is not necessary for any Secured Party to inquire into the capacity or powers of any Guarantor or any other Loan Party or the officers, directors or any agents acting or purporting to act on behalf of any of them. 2.11 Financial Condition of Loan Parties. Any Loans or other extensions of credit may be granted to the Loan Parties or continued from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of the applicable Loan Party at the time of any such grant or continuation. No Secured Party shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of any Loan Party. Each Guarantor has adequate means to obtain information from each Loan Party on a continuing basis concerning the financial condition of each Loan Party and its respective ability to perform its obligations under the Loan Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of each Loan Party and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Secured Party to disclose any matter, fact or thing relating to the business, operations or conditions of any Loan Party now known or hereafter known by any Secured Party.

10 #4814-2483-7885v4 2.12 Rights Cumulative. The rights, powers and remedies given to the Secured Parties by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to the Secured Parties by virtue of any statute or rule of law or in any of the other Loan Documents or any agreement between any Guarantor and any Secured Party or Secured Parties or between any Loan Party and any Secured Party or Secured Parties. Any forbearance or failure to exercise, and any delay by any Secured Party in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy. 2.13 Bankruptcy; Post-Petition Interest; Reinstatement of Guaranty. (a) So long as any Guaranteed Obligations have not been paid in full, no Guarantor shall, without the prior written consent of the Administrative Agent acting pursuant to the instructions of the Required Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization, insolvency or similar proceedings under Bankruptcy Laws against any Loan Party. The obligations of the Guarantors under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation, arrangement or similar proceedings under Bankruptcy Laws of any Loan Party or by any defense which any Loan Party may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding. (b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any proceeding referred to in Section 2.13(a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if said proceedings had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of the Guarantors and the Secured Parties that the Guaranteed Obligations should be determined without regard to any rule of law or order which may relieve any Loan Party of any portion of such Guaranteed Obligations. The Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person under Bankruptcy Laws to pay the Administrative Agent, or allow the claim of the Administrative Agent in respect of, any such interest accruing after the date on which such proceeding is commenced. (c) In the event that all or any portion of the Guaranteed Obligations are paid by the Borrower or any other Loan Party, the obligations of the Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Secured Party as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes under this Guaranty. 2.14 Notice of Events. Promptly upon the Company obtaining knowledge thereof, the Company shall give the Administrative Agent written notice of any condition or event which (a) a material adverse change in the financial condition of the Company or (b) has resulted in a Default or Event of Default under the Credit Agreement or this Guaranty.

11 #4814-2483-7885v4 2.15 Set Off. In addition to any other rights any Secured Party may have under law or in equity, if any amount shall at any time be due and owing by any Guarantor to any Secured Party under this Guaranty, such Secured Party is authorized at any time or from time to time, without notice (any such notice being hereby expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including indebtedness evidenced by certificates of deposit, whether matured or unmatured and any other indebtedness of such Secured Party owing to such Guarantor) and any other property of such Guarantor held by any Secured Party to or for the credit or the account of such Guarantor against and on account of the Guaranteed Obligations and liabilities of such Guarantor to any Secured Party under this Guaranty; provided, in the event that any Defaulting Lender shall exercise any such right of setoff, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.20 of the Credit Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Bank and the Lenders, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Secured Party agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application (although the failure to provide any such notice shall not affect any such setoff or result in any liability to such Secured Party). 2.16 Completion; Discharge of Liens. (a) (i) If an Event of Default has occurred and is continuing, (ii) if the Administrative Agent has the right to cause Borrower to terminate any Development Agreement and replace the applicable counterparty thereunder pursuant to clauses (i) through (iii) of Section 5.08(c) of the Credit Agreement, and (iii) following written demand from the Administrative Agent, Guarantor fails to promptly perform, or cause to be performed, any of its Completion Obligations, the Administrative Agent (or its nominee) may thereafter, in its sole and absolute discretion, and without any obligation to do so, elect to pay or perform on behalf of Guarantor any or all of the Guaranteed Obligations identified in the Agent’s written demand that is necessary to achieve Final Completion of the Project or any other Completion Obligations and Carry Obligations. If the Administrative Agent does undertake to pay or perform any of the Guaranteed Obligations pursuant to the immediately preceding sentence, Guarantor shall be responsible for all of the Administrative Agent’s (or its nominee’s) out-of-pocket costs whether or not such Person’s efforts have resulted in Completion and whether those costs are contemplated by, or in excess of, the amounts set forth in, the Project Budget. (b) In performing any work pursuant to this Section 2.16, the Administrative Agent (or its nominee) shall have the right, without notice to, or consent of, Guarantor (or Borrower or any other guarantor) to: (i) make such changes as the Administrative Agent (or its nominee) deems appropriate to any budget, including the Project Budget, and the Project Schedule, and the Final Plans and Specifications so long as the same do not materially increase the scope of the Project or result in excess costs for which Guarantor would be responsible under this Guaranty; (ii) modify, terminate, or replace existing Construction Contracts; (iii) perform such other acts as the Administrative Agent (or its nominee) deems reasonably necessary and appropriate for Completion of all or any portion of the Project; and (iv) exercise any or all rights and remedies the

12 #4814-2483-7885v4 Administrative Agent may have available at law, in equity, under any Loan Document or otherwise. (c) Without duplication of other payments due under this Section 2.16 above, Guarantor shall reimburse the Administrative Agent for all of the Administrative Agent’s reasonable, out-of-pocket costs incurred in discharging any Lien (other than the Permitted Encumbrances) in favor of any Person providing labor or materials relating to the Project. 2.17 Representations and Warranties. Each Guarantor acknowledges and agrees that it is familiar with the Credit Agreement and the representations and warranties applicable to it thereunder. The representations and warranties contained in Section 3 of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to any Guarantor and its properties, are true and correct in all material respects (or, to the extent a representation and warranty contains a materiality or Material Adverse Effect qualification, in all respects), and shall be true and correct in all material respects (or, to the extent a representation and warranty contains a materiality or Material Adverse Effect qualification, in all respects) on each day on which such representations and warranties will be repeated in accordance with the Loan Documents (except to the extent they relate to any earlier date in which case they shall be true and correct in all material respects (or, to the extent a representation and warranty contains a materiality or Material Adverse Effect qualification, in all respects) as of such earlier date), each representation and warranty set forth in Section 3 of the Credit Agreement (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Section 2.17, mutatis mutandis. 2.18 Covenants. Each Guarantor acknowledges and agrees that it is familiar with the Credit Agreement and the covenants applicable to it thereunder. Each Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in Sections 5 and 6 of the Credit Agreement, which are applicable to such Guarantor, each such agreement, covenant and obligation contained in Sections 5 and 6 of the Credit Agreement, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Section 2.18, mutatis mutandis. SECTION 3. MISCELLANEOUS 3.1 Survival of Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the other Loan Documents and any increase in the Commitments under the Credit Agreement. 3.2 Notices. Any communications between the Administrative Agent and any Guarantor and any notices or requests provided herein to be given may be given in accordance with Section 10.01 of the Credit Agreement, to each party hereto at its address set forth in the Credit Agreement, on the signature pages hereof or to such other addresses as each such party may in writing hereafter indicate. Any notice, request or demand to or upon the Administrative Agent or any Guarantor shall not be effective until received.

13 #4814-2483-7885v4 3.3 Severability. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. 3.4 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of (a) the Required Lenders or (b) the Administrative Agent (at the direction of the Required Lenders) and, in the case of any such amendment or modification, each Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. 3.5 Headings. Section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect. 3.6 Applicable Law; Rules of Construction. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE GUARANTORS AND THE SECURED PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK. 3.7 Successors and Assigns. This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of the Secured Parties and their respective successors and assigns. No Guarantor shall assign this Guaranty or any of the rights or obligations of such Guarantor hereunder without the prior written consent of the Administrative Agent (acting with the consent of the requisite percentage of Lenders pursuant to the Credit Agreement). Any Secured Party may, without notice or consent, assign its interest in this Guaranty in whole or in part, provided that any assignee shall be a Secured Party under the Credit Agreement. The terms and provisions of this Guaranty shall inure to the benefit of any transferee or assignee of any Commitments or Loan, and in the event of such transfer or assignment the rights and privileges herein conferred upon such Secured Party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. 3.8 Consent to Jurisdiction. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the City of New York, Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty and the other Loan Documents or for recognition or enforcement of any judgment, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

14 #4814-2483-7885v4 (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Guaranty and the other Loan Documents or for recognition or enforcement of any judgment in any New York State court or Federal court of the United States of America sitting in the City of New York, Borough of Manhattan or other New York jurisdiction as set forth in Section 3.8(a) above. Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (c) Each Guarantor designates and appoints Greenberg Traurig, LLP, Office #39-60, Metlife Building, 200 Park Avenue, New York, New York 10166, Attention: Managing Clerk, as its authorized agent to accept and acknowledge on its behalf personal service of process which may be served in any suit, action or proceeding in the aforesaid New York state or Federal courts, and agrees that service of process upon said agent in accordance with law at said address and written notice of said service mailed or delivered to Borrower in the manner provided herein shall be deemed in every respect effective service of process upon Borrower in any such suit, action or proceeding in the state of New York. Each Guarantor shall maintain an agent to receive service of process in New York at all times until the Obligations are indefeasibly repaid in full. 3.9 Waiver of Jury Trial. EACH GUARANTOR, AND, BY ITS ACCEPTANCE HEREOF, ADMINISTRATIVE AGENT, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY AND THE OTHER LOAN DOCUMENTS. EACH GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH SECURED PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THE SECURED PARTIES HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS TO WHICH THEY ARE A PARTY, BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.9. 3.10 No Other Writing. This writing is intended by the Guarantors and the Secured Parties as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty. 3.11 Further Assurances. At any time or from time to time, upon the request of the Administrative Agent, each Guarantor shall execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order to effect fully the purposes of this Guaranty.

15 #4814-2483-7885v4 3.12 New York Provisions. Guarantor acknowledges and agrees that this Guaranty is, and is intended to be, an instrument for the payment of money only, as such phrase is used in Section 3213 of the Civil Practice Law and Rules of the State of New York, that Guarantor has been fully advised by its counsel of Secured Party’s rights and remedies pursuant to such Section 3213 and that Guarantor expressly waives any right, and hereby agrees not, to assert that this Guaranty is not such an instrument. 3.13 Counterparts; Effectiveness. This Guaranty may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall be deemed an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Guaranty by facsimile transmission, “pdf” or similar electronic copy shall be as effective as delivery of a manually signed counterpart of this Guaranty. Any party hereto may request an original counterpart of any party delivering such electronic counterpart. A set of the copies of this Guaranty signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Guaranty shall become effective as to each Guarantor upon the execution of a counterpart hereof by such Guarantor (whether or not a counterpart hereof shall have been executed by any other Guarantor) and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof. 3.14 Administrative Agent as Agent. (a) The Administrative Agent has been appointed to act as Administrative Agent hereunder by the Secured Parties. The Administrative Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Loan Documents; provided that the Administrative Agent shall exercise, or refrain from exercising, any remedies hereunder in accordance with the instructions of the Required Lenders. In furtherance of the foregoing provisions of this Section 3.14, each Secured Party, by its acceptance of the benefits hereof, agrees that, except to the extent specifically provided herein, it shall have no right individually to enforce this Guaranty, it being understood and agreed by such that all rights and remedies hereunder may be exercised solely by the Administrative Agent for the benefit of the Secured Parties in accordance with the terms of this Section 3.14. (b) The Administrative Agent shall at all times be the same Person that is the Administrative Agent under the Credit Agreement. Written notice of resignation by the Administrative Agent pursuant to the terms of the Credit Agreement shall also constitute notice of resignation as the Administrative Agent under this Guaranty; removal of the Administrative Agent pursuant to the terms of the Credit Agreement shall also constitute removal as the Administrative Agent under this Guaranty; and appointment of a successor Administrative Agent pursuant to the terms of the Credit Agreement shall also constitute appointment of a successor Administrative Agent under this Guaranty. Upon the acceptance of any appointment as the Administrative Agent under the terms of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent under this Guaranty, and the retiring or removed Administrative Agent under this Guaranty shall promptly (i) transfer to such successor Administrative Agent all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the

16 #4814-2483-7885v4 successor Administrative Agent under this Guaranty, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the rights created hereunder, whereupon such retiring or removed Administrative Agent shall be discharged from its duties and obligations under this Guaranty. After any retiring or removed Administrative Agent’s resignation or removal hereunder as the Administrative Agent, the provisions of this Guaranty shall inure to its benefit as to any actions taken or omitted to be taken by it under this Guaranty while it was the Administrative Agent hereunder. 3.15 Joint and Several. The representations, warranties, covenants, obligations and liabilities of each Guarantor are joint and several. 3.16 Termination. Notwithstanding anything to the contrary contained in this Guaranty, this Guaranty and the obligations of Guarantor hereunder shall terminate upon the full and indefeasible repayment in cash of the Obligations. [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned Guarantors has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above. GUARANTOR: ALLEGIANT TRAVEL COMPANY, as the Guarantor By:a v{_/4 Nam�nRedmond Title: President ALLEGIANT AIR, LLC, as a Subsidiary Guarantor By:� d__/V Name�n Redmo�d Title: resi: SUNRISE ASSET MANAGEMENT, LLC, as a Subsidiary Guarantor By:� Name: Gregory Anderson Title: President ALLEGIANT VACA TIO NS, LLC, as a Subsidiary Guarantor By: Name: Gregory Anderson Title: Chief Financial Officer [ signatures continue on next page] [Signature Page - Carry and Completion Guaranty]

AFH,INC., as a Subsidiary Guarantor By:� Name: Gregory Anderson Title: Chief Financial Officer G4 PROPERTIES, LLC, as a Subsidiary Guarantor By:� Name: Gregory Anderson Title: Chief Financial Officer G4 WORKS. LLC. as a Subsidiary Guarantor / ' / By: � Name: Gregory Anderson Title: President ALLEGIANT COMMERCIAL PROPERTIES, INC., as a Subsidiary Guarantor By: & Lh Na�� Redmond Tit e:President ALLEGIANT COMMERCIAL PROPER TIES MISSOURI, LLC, as a Subsidiary Guarantor By: & L./L Name�mond Title: resident [ signatures continue on next page] [Signature Page - Carry and Completion Guaranty]

DUSTLAND, LLC, as a Subsidiary Guarantor By:./� Name: Gregory Anderson Title: President [Signature Page - Carry and Completion Guaranty]

[Signature Page - Carry and Completion Guaranty]

Ex. A-1 #4814-2483-7885v4 EXHIBIT A Subsidiary Guarantors 1. Allegiant Air LLC 2. Sunrise Asset Management, LLC 3. Allegiant Vacations, LLC 4. AFH, Inc. 5. G4 Properties, LLC 6. G4 Works LLC 7. Allegiant Commercial Properties, Inc. 8. Allegiant Commercial Properties Missouri, LLC 9. Dustland, LLC